SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                (Name of Registrant as Specified In Its Charter)

                               TERESA M. R. HAMLIN
                               ASSISTANT SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transactions applies:

       2)       Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)       Proposed maximum aggregate value of transaction:

       5)       Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:

       2)       Form, Schedule or Registration Statement No.:

       3)       Filing Party:

       4)       Date Filed:

                     PREFERRED INCOME MANAGEMENT FUND, INC.

                           1680 38TH Street, Suite 800
                                Boulder, CO 80301

                                                                   March 3, 1999


Dear Shareholder:


         Enclosed is the Proxy Statement for the election of Directors and Auditors for the Preferred Income Management Fund (the "Fund") at the Fund's Annual Shareholder Meeting to be held on April 21, 1999 in Scottsdale, Arizona. Please read the Proxy Statement for details regarding current proposals and mail the enclosed proxy card in the return envelope provided.

         You are being asked to vote on three Director candidates. This will give the Fund a complete board of five Directors. Further, you are being asked to approve PricewaterhouseCoopers LLC as the Fund's independent accountants for 1999. PricewaterhouseCoopers has been the Fund's auditors from its inception. At this time, these are the only items on which we are asking shareholders to vote.

         With respect to other business, the continuation of the Fund's investment advisory contract with Flaherty & Crumrine, Inc. for another year was approved by the Board on January 25, 1999. At the same meeting, Stewart Horejsi, who controls approximately 42% of the Fund's common stock and serves as a Director of the Fund, indicated to the other Directors that he would be formulating a proposal which he would formally present to the Board after the Annual Shareholder's Meeting, at a time when the entire 5-person Board is in place. It is expected that Mr. Horejsi's proposal would include changing the investment objective of the Fund from income to total return, which would require Board as well as Shareholder approval.

         Mr. Horejsi believes that such a change would be appropriate because common stocks have historically outperformed virtually all fixed income-type investments, including preferreds, over the long term. Implementing such a change would permit the Fund to invest a greater percentage of its assets in common stocks (i.e., more than the 15% currently permitted by the Fund's prospectus). Of course, if the Fund were to invest a significant portion of its assets in non-dividend paying common stocks, the Fund's income would decline. In such circumstances, it would be likely the Fund's dividend payout to common stock shareholders would have to be reduced. Since the Board has not yet received a formal proposal from Mr. Horejsi, obviously there has been no determination as to whether, when, or at what pace, investments in common stocks would take place.


         The Fund continues to pay a monthly dividend, currently $0.077 per share. On an annual basis, this amounts to just over $0.92 per share, which works out to yield about 7.6% based on the current price of $12.125.
The Fund's NAV, as of February 26, 1999, was $15.19 per share.

                                                    Sincerely,

                                                    /s/ STEPHEN C. MILLER
                                                    Stephen C. Miller, President

                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 21, 1999

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Preferred Income Management Fund Incorporated (the "Fund"), a Maryland corporation, will be held at the Radisson Hotel Scottsdale, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 at 9:00 a.m. M.S.T., on April 21, 1999, for the following purposes:

         1.       To elect Directors of the Fund (Proposal 1).

         2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending November 30, 1999 (Proposal 2).

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on February 26, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,


                                                               LAURA RHODENBAUGH
                                                                       Secretary
March 9, 1999


--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



     Registration                                   Valid Signature

     Corporate Accounts
     (1)  ABC Corp.                                 ABC Corp.
     (2)  ABC Corp.                                 John Doe, Treasurer
     (3)  ABC Corp., c/o John Doe Treasurer         John Doe
     (4)  ABC Corp. Profit Sharing Plan             John Doe, Trustee

     Trust Accounts
     (1)  ABC Trust                                 Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee, u/t/d 12/28/78      Jane B. Doe

     Custodian or Estate Accounts
     (1)  John B. Smith, Cust.,                     John B. Smith
          f/b/o John B. Smith, Jr. UGMA
     (2)  John B. Smith, Executor                   John B. Smith, Jr., Executor
          estate of Jane Smith

                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED

                           1680 38th Street, Suite 800
                             Boulder, Colorado 80301

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 21, 1999

                                 PROXY STATEMENT

         This document is a proxy statement ("Proxy Statement") for Preferred Income Management Fund Incorporated ("Preferred Income Management Fund" or the "Fund"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of the Fund to be held on April 21, 1999, at 9:00 a.m. M.S.T., at the Radisson Hotel Scottsdale, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 9, 1999, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund, and First Data Investor Services Group, Inc. ("Investor Services Group"), the transfer agent and administrator of the Fund and a wholly-owned subsidiary of First Data Corporation. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 1998, is available upon request, without charge, by writing First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104, or calling 1-800-331-1710.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors and FOR the other matters listed in the accompanying Notice of the Annual Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         The Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock") and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)", together with the Common Stock, the "Shares"). The holders of the Common Stock and the MMP(R) are each entitled to one vote per share held. On the record date, February 26, 1999, the following number of Shares of the Fund were issued and outstanding:

                    Common Stock                                 MMP(R)
                     Outstanding                              Outstanding

                      9,416,743                                   775

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of February 26, 1999 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of MMP(R).

                          Number of Shares
Name of Owner*           Beneficially Owned        Percentage Beneficially Owned

Horejsi, Inc. (1)            2,071,430                        22.00%

Lola Brown Trust             3,655,195                        38.82%
No. 1B (1)(2)

Ernest Horejsi Trust         2,349,050                        24.95%
No. 1B (1)(2)

Badlands Trust Company       3,945,550                        41.89%
(1)(3)

Stewart R. Horejsi Trust     3,945,550                        41.89%
No. 2 (1)(4)

Evergreen LLC (2)            2,071,430                        22.00%

Aggregate Shares Owned**     3,945,550                        41.89%


* The address of each listed owner is 122 South Phillips Avenue, Suite 220, Sioux Falls, South Dakota 57104.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4).

(1) Direct Ownership. Horejsi, Inc. ("HI"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company ("Badlands"), the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). HI, the Brown Trust, the EH Trust and Badlands directly own 2,071,430 (22.0%), 1,583,765 (16.8%), 277,620 (2.95%) and 12,735
         (0.14%) of the Common Stock shares, totaling 3,945,550 (41.89%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Indirect Ownership Through HI. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of HI. The outstanding stock of HI is owned by the Brown Trust, the EH Trust and Evergreen Atlantic LLC ("Evergreen") in the following percentages - 40%, 24% and 36%. The Trustees of the Brown Trust and the EH Trust are Badlands, Larry Dunlap and Susan Ciciora, who is Mr. Horejsi's daughter, and Mr. Horejsi is a beneficiary under each such trust. Any action by those trusts requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by HI. Evergreen is owned by four trusts, three of which have Badlands as the sole trustee and one of which has Badlands as one of three trustees, along with Susan Ciciora and Robert Kastner. Mr. Stewart Horejsi is the manager of Evergreen. Both Evergreen and the trusts that own it, as well as the trustees of those trusts, disclaim beneficial ownership of shares owned directly by HI.

(3) Ownership by Badlands. Number shown in the table includes shares held directly by Badlands (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust and HI. Badlands is the sole trustee of three trusts that control Evergreen (see Footnote No. 2) and, together with Larry Dunlap and Susan Ciciora, one of three trustees of the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of South Dakota, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his children. The directors of Badlands are Larry Dunlap, Stephen C. Miller (a candidate for director of the Fund - see page 5), Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Ann M. Hartmann and Carol Jorgensen. Badlands and its directors disclaim beneficial ownership of shares owned directly by the Brown Trust, the EH Trust and HI.

(4) Indirect Ownership by SRH Trust. Number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Robert Kastner. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

         Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the holders; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders.

          As of February 26, 1999, Cede & Co., a nominee partnership of Depository Trust Company, held 9,154,901 shares or 97.2% of Common Stock outstanding and 775 shares or 100% of MMP(R) outstanding of the Fund.

         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The first proposal to be considered at the Meeting is the election of three (3) Directors of the Fund. Prior to January 15, 1999, the Board consisted of six Directors. Effective January 15, 1999, four out of the six Directors resigned. Only Messrs. Horejsi and Duff remained on the Board. Immediately after these resignations, Mr. Richard I. Barr was elected by the remaining members of the Board to serve as a Director of the Fund. Also on January 15, 1999, the Board voted to reduce the number of Directors to serve on the Fund's Board from six to five.

         The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Mr. Richard
I. Barr and Mr. Stephen C. Miller, proposed Class II Directors of the Fund, have been nominated for a three-year term to expire at the Fund's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Alfred G. Aldridge, Jr., a proposed Class III Director of the Fund, has been nominated for a one-year term and will serve until the Fund's Annual Meeting of Shareholders in 2000 and until his successor is duly elected and qualified. Mr. James G. Duff and Mr. Stewart R. Horejsi, Class I Directors of the Fund, were elected on April 28, 1998 for a three-year term to expire at the Fund's 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

         Under the Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of shares of MMP(R), voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of shares of MMP(R), when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of shares of MMP(R) would give the holders of shares of MMP(R) a majority of the Directors. No dividend arrearages exist at this time. Messrs. Aldridge and Barr are proposed to represent holders of shares of MMP(R) of the Fund. A quorum of the MMP(R) shareholders must be present at the Meeting of the Fund in order for the proposal to elect Messrs. Aldridge and Barr to be considered.

Information About Directors and Officers

         Set forth in the following table are the nominees for election to the Board of Directors and the existing Directors of the Fund, together with certain other information. No Director or officer owned any shares of MMP(R) on February 26, 1999.


                                        Business Experience                   Common Stock
                                            During the                     Beneficially Owned
Name, Address and Age                     Past Five Years                on February 26, 1999*       Percent
---------------------                     ---------------                ---------------------       -------

Nominee to Serve Until 2000 Annual Meeting of Shareholders

Alfred G. Aldridge, Jr.           Sales Manager, Shamrock Foods Company         100 shares              **
6831 E. Presidio Road             since 1982.
Scottsdale, AZ 85254
Age:  61

Nominees to Serve Until 2002 Annual Meeting of Shareholders

Richard I. Barr                   Director of the Fund; Manager of              500 shares              **
2502 E. Solano Drive              Advantage Sales and Marketing, Inc.
Phoenix, AZ 85016                 since 1963.
Age:  61

Stephen C. Miller***              President of the Fund; General Counsel,       2,084,165 shares+      22.13%
1680 38th Street, Suite 800       Brown Welding Supply, LLC; Director and
Boulder, CO 80301                 President of HI, since 1997; Director,
Age:  45                          Vice President and Assistant Secretary
                                  of  Badlands;  Of Counsel to Krassa,  Madsen &
                                  Miller, LLC since 1991.

Directors Serving Until 2001 Annual Meeting of Shareholders

James G. Duff                     Director of the Fund; Retired since           1,011 shares            **
6325 N. Yucca Road                January, 1997; Prior to January, 1997,
Paradise Valley, AZ 85253         Chairman and CEO of USL Capital Inc.
Age:  61                          (commercial financing).

Stewart R. Horejsi***             Director of the Fund; Since April 1994,      3 ,945,550 shares++     41.90%
253 N. Santa Fe                   General Manager, Brown Welding Supply,
Salina, KS 67401                  LLC; Director, Sunflower Bank; President
Age:  61                          or Manager, various subsidiaries of HI,
                                  since June, 1986.

Directors and Officers as a Group                                               3,947,161 shares       41.92%

----------------------------------------------------------------------------

*        This  information  has been  furnished by each Director.  "Beneficial
         Ownership" is defined under Section 13(d) of the Securities Exchange
         Act of 1934 (the "1934 Act").
**       Less than 1%.
***      "Interested  person" of the Fund as defined in the 1940 Act.  Mr.
         Miller is an  "interested  person" as a result of his  officership  as
         President of the Fund and the amount of his  beneficial  ownership of
         Fund shares.  Mr.  Horejsi is an "interested  person" as a result of the amount of his beneficial  ownership of Fund shares.
+        Mr.  Miller is a director and  executive  officer of HI and  Badlands.
         2,071,430 and 12,735 shares of the Fund are held by HI and  Badlands, respectively.  By  virtue of such  relationships,  Mr.  Miller  may be deemed to share the indirect power to vote and direct the  disposition of the shares held by HI and Badlands. Mr. Miller disclaims beneficial ownership of such shares.
++       2,071,430, 1,583,765, 277,620 and 12,735 shares of the Fund are held by
         HI, the Brown Trust, the EH Trust and Badlands, respectively. By virtue of the relationships  among the entities described on pages 2 and 3 and his roles with HI and the primary  stockholders  of HI, Mr. Horejsi may be  deemed  to  control  HI  and  may be  deemed  to  possess  indirect beneficial  ownership of the shares held by HI. In addition,  by virtue of the  relationships  described on pages 2 and 3, HI, the Brown Trust, the EH Trust,  Badlands,  the SRH Trust and Mr.  Horejsi are as a group considered to be a control person of the Fund.  Mr.  Horejsi  disclaims all such beneficial ownership.



         Each Director of the Fund who is not a Director, officer or employee of the investment adviser, or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board of Directors of the Fund held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 1998. Each Director then serving in such capacity attended in-person at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for the fiscal year ended November 30, 1998 amounted to $104,121.53 (including reimbursement for travel and out-of-pocket expenses for both "interested" and non-interested Directors).

         The Board of Directors has an Audit Committee consisting of Messrs. Barr and Duff. Messrs. Barr and Duff were appointed to the Audit Committee on January 15, 1999. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee in place prior to January 15, 1999 met twice during the fiscal year ended November 30, 1998.

         The Board of Directors has a Nominating Committee consisting of Messrs. Barr and Duff which is responsible for considering candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. Messrs. Barr and Duff were appointed to the Nominating Committee on January 15, 1999. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund in place prior to January 15, 1999 met twice during the fiscal year ended November 30, 1998.

         The names of the executive officers of the Fund (other than Mr. Miller who is described above) are listed in the table below. Each officer was elected to office by the Board at a special telephone meeting held on January 15, 1999. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.


                            Positions Held                    Principal Occupations and Other Affiliations
Name and Age                With the Fund                     During The Past Five Years

Carl D. Johns               Chief Financial Officer, Chief    Chief Financial Officer, Chief Accounting Officer,
Age: 36                     Accounting Officer, Vice          Vice President and Treasurer, Preferred Income
                            President and Treasurer           Management Fund Incorporated, since January 15,
                                                              1999; Employee of Flaherty & Crumrine Incorporated
                                                              prior to December 31, 1998; Assistant Treasurer of
                                                              Preferred Income Management Fund Incorporated,
                                                              Preferred Income Fund Incorporated and Preferred
                                                              Income Opportunity Fund Incorporated prior to
                                                              December 31, 1998.

Laura Rhodenbaugh           Secretary                         Secretary and Treasurer, various subsidiaries of HI,
Age: 48                                                       since June, 1986.



         The following table sets forth certain information regarding the compensation of the Fund's Directors in place for the fiscal year ended November 30, 1998. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 1998 in excess of $60,000. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.



                                                COMPENSATION TABLE

Name of Person and                          Aggregate Compensation       Total Compensation From the Fund and Fund
Position with the Fund                           from the Fund                   Complex Paid to Directors*

Donald F. Crumrine                                     $0                                $0 (3)**
Prior to January 15, 1999, Director,
Chief Financial Officer, Chief
Accounting Officer, Vice President
and Secretary

Robert T. Flaherty                                     $0                                 $0 (3)**
Prior to January 15, 1999, Director,
Chairman of the Board, President and
Chief Executive Officer

Martin Brody                                        $ 8,300                          $39,200 (3)***
Prior to April 28, 1998, Director

James G. Duff                                       $ 7,340                           $7,340 (1)
Director

David Gale                                          $ 7,600                          $35,500 (3)***
Prior to April 28, 1998, Director

Morgan Gust                                         $12,800                          $37,200 (3)**
Prior to January 15, 1999, Director

Stewart R. Horejsi                                  $11,400                          $11,400 (1)
Director

Robert F. Wulf                                      $12,800                          $37,200 (3)**
Prior to January 15, 1999, Director


* Represents the total compensation paid to such persons by the Fund, Preferred Income Fund Incorporated and Preferred Income Opportunity
         Fund Incorporated for the fiscal year ended November 30, 1998, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex.

**       Effective January 15, 1999, no longer a Director of Preferred Income
         Management Fund Incorporated.

***      Effective April 28, 1998, no longer a Director of Preferred Income
         Management Fund Incorporated.



Required Vote

         Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1.

                  PROPOSAL 2: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 1999 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the investment adviser. PricewaterhouseCoopers has informed the Fund that it has no direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers as independent accountants for the Fund requires the affirmative vote of the holders of a majority of the Shares of Common Stock and MMP(R), voting as a single class, cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2000 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than November 9, 1999.

                             ADDITIONAL INFORMATION

Investment Adviser and Administrator

         Flaherty & Crumrine Incorporated ("Flaherty & Crumrine") serves as the investment adviser to the Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. Investor Services Group acts as the transfer agent and administrator to the Fund and is located at 101 Federal Street, Boston, Massachusetts 02110.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act requires the Fund's Directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

Broker Non-Votes and Abstentions

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions will be disregarded in determining the "votes cast" on all proposals.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                      PROXY
                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Management Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Stephen
C. Miller, Carl D. Johns, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Radisson Hotel Scottsdale, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 at 9:00 a.m. M.S.T., on April 21, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.    Election of Director.

     Nominee:     Stephen C. Miller

         FOR ____                   WITHHELD ____


2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

         FOR ____                   AGAINST ____            ABSTAIN ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee and "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

                                      PROXY
                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Management Fund Incorporated, a Maryland corporation, (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Radisson Hotel Scottsdale, 7171 North Scottsdale Road, Scottsdale, Arizona 85253 at 9:00 a.m. M.S.T., on April 21, 1999, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.    Election of Directors.

     Nominees:    Alfred G. Aldridge, Jr.
                  Richard I. Barr

         FOR ____                   WITHHELD ____

     -----------------------------------------------
     For all nominees except as noted above.


2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

         FOR ____                   AGAINST ____            ABSTAIN ____

The Board of Directors  recommends that the shareholders vote "FOR" the election
of   all   nominees    and   "FOR"    ratification    of   the    selection   of
PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date: